Exhibit 21

Subsidiaries of Tenet Healthcare Corporation

As of December 31, 2010

All of the following subsidiaries are 100% owned by Tenet Healthcare Corporation unless otherwise indicated.

Conifer Health Solutions, Inc.

(a)	Conifer Ethics and Compliance, Inc.

(a)	Conifer Patient Communications, Inc.

(a)	Conifer Revenue Cycle Solutions, Inc.

(b)	Conifer HIM & Revenue Integrity Services, Inc.

(b)	Syndicated Office Systems

NME Headquarters, Inc.

NME Properties Corp.

(a)	NME Properties, Inc.

(b)	Lake Health Care Facilities, Inc.

(a)	NME Property Holding Co., Inc.

(a)	Tenet HealthSystem SNF-LA, Inc.

NME Psychiatric Hospitals, Inc.

(a)	The Huron Corporation

NME Rehabilitation Properties, Inc.

(a)	R.H.S.C. El Paso, Inc.

TenetCare, Inc.

(a)	TenetCare Frisco, Inc.

(b)	Centennial ASC, L.P. (1% GP – TenetCare Frisco, Inc.; 99% LP – Tenet Hospitals Limited)

(a)	TenetCare Tennessee, Inc.

Tenet Healthcare Foundation

Tenet HealthSystem Holdings, Inc.

(a)	Tenet HealthSystem Medical, Inc.

(b)	American Medical (Central), Inc.

(c)	Amisub (Twelve Oaks), Inc.

(c)	Amisub (Heights), Inc.

(c)	Lifemark Hospitals, Inc.

(d)	Amisub of Texas, Inc.

(d)	Houston Network, Inc.

(d)	Houston Specialty Hospital, Inc.

(d)	Lifemark Hospitals of Florida, Inc.

(d)	Lifemark Hospitals of Louisiana, Inc.

(d)	TH Healthcare, Ltd. – ownership – GP: Lifemark Hospitals, Inc. (1%);

LP: Amisub of Texas, Inc. (70.1%); LP: Amisub (Heights), Inc. (10.3%);

LP: Amisub (Twelve Oaks), Inc. (18.6%)

(e)	NMC Lessor, L.P. (99% LP – TH Healthcare, Ltd.; 1% GP – Tenet HealthSystem Nacogdoches ASC LP, Inc.)

(e)	NMC Investors, Ltd. (49% LP – TH Healthcare, Ltd.; 51% non-Tenet)

(c)	Tenet Employment, Inc.

(b)	AMI Ambulatory Centres, Inc.

(b)	AMI Diagnostic Services, Inc.

(b)	AMI Information Systems Group, Inc.

(c)	American Medical International N.V.

(b)	AMI/HTI Tarzana Encino Joint Venture – ownership – Tenet HealthSystem Medical, Inc. (30%)

Amisub of California, Inc. (26%); New H Acute, Inc. (12%)

AMI Information Systems Group, Inc. (7%)

(b)	Amisub (Hilton Head), Inc.

(c)	Hilton Head Health System, L.P. – ownership – Amisub (Hilton Head), Inc. (79%)

Tenet Physician Services - Hilton Head, Inc. (21%)

(b)	Amisub (Irvine Medical Center), Inc.

(b)	Amisub (North Ridge Hospital), Inc.

(c)	NRMC Physician Services, L.L.C.

(b)	Amisub (Saint Joseph Hospital), Inc.

(c)	Creighton Saint Joseph Regional HealthCare System, L.L.C. – ownership –

Amisub (Saint Joseph Hospital), Inc. (74.06%)

Creighton Healthcare, Inc. (25.94%)

(b)	Amisub (SFH), Inc.

(c)	Saint Francis Surgery Center, L.L.C.

(c)	Tenet HealthSystem SF-SNF, Inc.

(b)	Amisub of California, Inc.

(b)	Amisub of North Carolina, Inc.

(c)	American Homepatient of Sanford, LLC (50% member interest)

(c)	Central Carolina Ambulatory Surgery Center, LLC

(c)	CENCARE, Inc. – ownership – Physicians (50%); Amisub of North Carolina, Inc. (50%)

(b)	Amisub of South Carolina, Inc.

(c)	Piedmont Medical Equipment, G.P. – ownership – Amisub of South Carolina, Inc. (50%)

America Home Patient, Inc. (50%)

(c)	Rock Hill Surgery Center, L.P. – ownership – Amisub of South Carolina, Inc. (72%)

Surgical Center of Rock Hill (28%)

(c)	Tenet Rehab Piedmont, Inc.

(d)	Piedmont Healthsouth Rehabilitation, LLC (2.5% member interest)

(c)	Piedmont/Carolina’s Radiation Therapy, LLC (50% member interest)

(b)	Brookwood Center Development Corporation

(c)	BWP Associates, Ltd. – ownership – Brookwood Center Development Corporation (80%)

Brookwood Development, Inc. (20%)

(c)	Hoover Doctors Group, Inc.

(c)	Medplex Land Associates – ownership – Brookwood Center Development Corporation (49%)

Hoover Doctors’ Group II (51%)

(c)	Medplex Outpatient Medical Centers, Inc.

(c)	Medplex Outpatient Surgery Center, Ltd. – ownership – Others (15%)

Brookwood Center Development Corporation (8% GP, 73.765% LP); Hoover Doctors Group, Inc. (1% LP); Medplex Outpatient Medical Centers, Inc. (1% LP)

(b)	Brookwood Development, Inc.

(b)	Brookwood Health Services, Inc.

(c)	Brookwood Garages, L.L.C.

(c)	Brookwood Primary Care Network – McCalla, L.L.C.

(b)	Brookwood Parking Associates, Ltd. – ownership – (99%)

(b)	Coastal Carolina Medical Center, Inc.

(c)	Coastal Carolina Pro Fee Billing, L.L.C.

(b)	Coastal Carolina Physician Practice, L.L.C.

(b)	Cumming Medical Ventures, Inc.

(b)	East Cooper Community Hospital, Inc.

(b)	Eastern Professional Properties, Inc.

(b)	Frye Regional Medical Center, Inc.

(c)	Catawba Valley Heart Management Services, LLC (50% member interest)

(c)	Catawba Valley Radiation Oncology Management, LLC (50% member interest)

(c)	Catawba Valley Imaging Services, LLC (50% member interest)

(c)	FryeCare Outpatient Imaging, L.L.C.

(c)	Frye Home Infusion, Inc.

(c)	Guardian Health Services, L.L.C.

(c)	Shared Medical Ventures, L.L.C. – ownership – (33 1/3%)

(d)	Mobile Imaging Services, L.L.C.

(c)	Tate Surgery Center, LLC

(c)	Unifour Neurosurgery, L.L.C.

(c)	Viewmont Surgery Center, L.L.C.

(b)	Kenner Regional Medical Center, Inc.

(b)	Medical Center of Garden Grove, Inc.

(c)	Orange County Kidney Stone Center, L.P. – ownership – Medical Center of Garden Grove, Inc. (42.5805%)

OCKSC Assoc., Inc. & 11 others (57.4195%)

(c)	Orange County Kidney Stone Center Assoc., G. P. – ownership – Physicians (67.9%)

Medical Center of Garden Grove, Inc. (32.1%)

(b)	New H Acute, Inc.

(b)	North Fulton Medical Center, Inc.

(c)	Northwoods Surgery Center, LLC

(c)	NorthPoint Health System, Inc.

(c)	Northwoods Member, Inc.

(c)	Roswell Georgia Surgery Center, L.L.C.

(b)	North Fulton MOB Ventures, Inc.

(c)	North Fulton Professional Building I, L.P. – ownership – (16.407% LP)

(b)	Palm Beach Gardens Community Hospital, Inc.

(c)	Gardens Surgery Center of Palm Beach County, Ltd . – ownership – (0.5% GP; 49.5% LP)

(b)	Piedmont Urgent Care and Industrial Health Centers, Inc.

(c)	Catawba-Piedmont Cardiothoracic Surgery, L.L.C.

(c)	Imaging Center at Baxter Village, L.L.C.

(c)	Piedmont Behavioral Medicine Associates, L.L.C.

(c)	Piedmont Carolina OB/GYN of York County, L.L.C.

(c)	Piedmont Carolina Vascular Surgery, L.L.C.

(c)	Piedmont East Urgent Care Center, L.L.C.

(c)	Piedmont Family Practice at Rock Hill, L.L.C.

(c)	Piedmont Family Practice at Tega Cay, L.L.C.

(c)	Piedmont Internal Medicine at Baxter Village, L.L.C.

(c)	Piedmont Internal Medicine and Family Practice at York, L.L.C.

(c)	Piedmont Pulmonology, L.L.C.

(c)	Piedmont Surgical Specialists, L.L.C.

(c)	Piedmont Urgent Care Center at Baxter Village, LLC

(c)	Piedmont West Urgent Care Center LLC

(b)	Quality Medical Management, Inc.

(b)	Roswell Medical Ventures, Inc.

(c)	North Fulton Parking Deck, L.P. (79.672% GP; 10.164% LP)

(b)	San Dimas Community Hospital

(c)	San Dimas Surgery Center, L.L.C.

(b)	Sierra Vista Hospital, Inc.

(b)	South Carolina Health Services, Inc.

(c)	Bluffton Okatie Primary Care, L.L.C.

(c)	Broad River Primary Care, L.L.C.

(c)	Burnt Church Primary and Urgent Care, L.L.C.

(c)	Cardiovascular & Thoracic Surgery, L.L.C.

(c)	Okatie Surgical Partners, L.L.C.

(c)	Hilton Head Occupational Medicine, L.L.C.

(c)	Hilton Head Regional Anesthesia Partners, L.L.C.

(c)	Hilton Head Regional Endocrinology Associates, L.L.C.

(c)	Hilton Head Regional OB/GYN Partners, L.L.C.

(c)	Mid-Island Primary and Urgent Care, L.L.C.

(c)	Orthopedic Associates of the Lowcountry, L.L.C.

(c)	Tenet South Carolina Lowcountry OB/GYN, L.L.C.

(b)	Tenet Central Carolina Physicians, Inc.

(b)	Tenet DISC Imaging, Inc.

(b)	Tenet EKG, Inc.

(b)	Tenet Finance Corp.

(b)	Tenet Good Samaritan, Inc.

(b)	Tenet Gulf Coast Imaging, Inc.

(b)	Tenet HealthSystem Bartlett, Inc.

(b)	Tenet HealthSystem GB, Inc.

(c)	AMC Acquisition Company, L.L.C.

(c)	AMC Community Physician Practices, L.L.C.

(c)	Sheffield Educational Fund, Inc.

(b)	Tenet HealthSystem Nacogdoches ASC GP, Inc.

(c)	NMC Lessor, L.P. – ownership – GP: Tenet HealthSystem Nacogdoches ASC GP, Inc. (1%);

LP: TH Healthcare, Ltd. (99%)

(c)	NMC Surgery Center, L.P.

(b)	Tenet HealthSystem Nacogdoches ASC LP, Inc.

(b)	Tenet HealthSystem North Shore, Inc.

(c)	North Shore Physician Hospital Organization (50%)

(c)	North Shore Physician Practice, L.L.C.

(b)	Tenet HealthSystem Philadelphia, Inc.

(c)	Tenet HealthSystem Bucks County, LLC

(c)	Tenet HealthSystem City Avenue, LLC

(c)	Tenet HealthSystem Elkins Park, LLC

(c)	Tenet HealthSystem Graduate, LLC

(c)	Tenet HealthSystem Hahnemann, LLC

(c)	Tenet HealthSystem Parkview, LLC

(c)	Tenet HealthSystem Roxborough, LLC

(c)	Tenet HealthSystem Roxborough MOB, LLC

(c)	Tenet HealthSystem St. Christopher’s Hospital for Children, L.L.C.

(d)	SCHC Pediatric Anesthesia Associates, L.L.C.

(d)	SCHC Pediatric Associates, LLC

(d)	StChris Care at Northeast Pediatrics, L.L.C.

(c)	Tenet Home Services, L.L.C.

(c)	Tenet Medical Equipment Services, LLC

(c)	TPS of PA, L.L.C.

(d)	TPS II of PA, L.L.C.

(d)	TPS III of PA, L.L.C.

(d)	TPS IV of PA, L.L.C.

(d)	TPS V of PA, L.L.C.

(d)	TPS VI of PA, L.L.C.

(c)	MidAtlantic MedEvac, L.L.C.

(b)	Tenet HealthSystem SGH, Inc.

(b)	Tenet HealthSystem SL, Inc.

(c)	Tenet SLUH Physicians, L.L.C. (f/k/a ER Physicians Group at SLUH, L.L.C. & f/k/a Professional Billing Services Group of SLUH, L.L.C.)

(b)	Tenet HealthSystem SL-HLC, Inc.

(c)	Concentra St. Louis, L.L.C. – ownership – Tenet HealthSystem SL-HLC, Inc. (49%)

Concentra Health Services, Inc. (51%)

(b)	Tenet HealthSystem Spalding, Inc.

(c)	Spalding GI, L.L.C.

(c)	Spalding Health System, L.L.C. – ownership – (49.836%)

(c)	Spalding Medical Ventures, L.P.

(c)	Tenet EMS/Spalding 911, LLC – ownership – (64.1%)

(b)	Tenet Healthcare-Florida, Inc.

(b)	Tenet Carolina Internal Medicine, Inc.

(b)	Tenet Investments, Inc.

(b)	Tenet Physician Services - Hilton Head, Inc.

(b)	Tenet St. Mary’s, Inc.

(c)	The Heart and Vascular Clinic, L.L.C.

(b)	Tenet South Fulton, Inc.

(c)	Tenet South Fulton Health Care Centers, Inc.

(d)	South Fulton Medical Center Practice Plan, L.L.C.

(b)	Tenet West Palm Real Estate, Inc.

(c)	G.S. North, Ltd – ownership – (1% GP) and (93.03% LP)

Tenet HealthSystem Hospitals, Inc.

(a)	Alvarado Hospital Medical Center, Inc.

Tenet HealthSystem HealthCorp

(a)	OrNda Hospital Corporation

(b)	AHM Acquisition Co., Inc.

(b)	Biltmore Surgery Center, Inc.

(b)	Commonwealth Continental Health Care, Inc.

(b)	Coral Gables Hospital, Inc.

(c)	CGH Hospital, Ltd. – ownership – GP: Coral Gables Hospital, Inc. (99.913%)

LP: FMC Medical, Inc. (0.087%)

(d)	Coral Gables Physician Services, L.L.C.

(b)	Cypress Fairbanks Medical Center, Inc.

(c)	New Medical Horizons II, Ltd. – ownership – GP: Cypress Fairbanks Medical Center, Inc. (5%)

LP: Tenet HealthSystem CFMC, Inc. (95%)

(b)	FMC Medical, Inc.

(b)	Fountain Valley Regional Hospital and Medical Center

(b)	GCPG, Inc.

(c)	Garland MOB Properties, LLC

(b)	Gulf Coast Community Hospital, Inc.

(c)	Gulf Coast Community Health Care Systems, Inc.

(b)	Houston Northwest Medical Center, Inc.

(c)	Community Health Providers

(c)	HNMC, Inc.

(d)	Houston Northwest Radiotherapy Center, L.L.C. – ownership – HNMC, Inc., managing member (6.79%);

Physicians, member (93.21%)

(d)	Houston Rehabilitation Associates – ownership – GP: HNMC, Inc. (20%)

LP: Physicians (80%)

(d)	HNW GP, Inc.

(e)	Houston Northwest Partners, Ltd – ownership – GP: HNW GP, Inc. (1%)

LP: HNW LP, Inc. (99%)

(f)	Houston Northwest Operating Company, L.L.C. – ownership –

Houston Northwest Partners, Ltd. (86.1789%)

Non-Tenet (13.8211%)

(g)	Houston Northwest Concessions, L.L.C.

(d)	HNW LP, Inc.

(c)	Northwest Community Health Network

(c)	Northwest Houston Providers Alliance, Inc.

(b)	NWSC, L.L.C.

(b)	Republic Health Corporation of Rockwall County

(c)	Lake Pointe GP, Inc.

(d)	Lake Pointe Partners, Ltd. – ownership – GP: Lake Pointe GP, Inc. (1%);

LP: Lake Pointe Investments, Inc. (99%)

(e)	Lake Pointe Operating Company, L.L.C. – ownership –

Lake Pointe Partners, Ltd. (94.59%)

Non-Tenet (5.41%)

(c)	Lake Pointe ASC GP, Inc.

(c)	Lake Pointe Investments, Inc.

(d)	Lake Pointe Rockwall ASC, LP – ownership – GP: Lake Pointe Rockwall ASC GP, Inc. (1%);

LP: Lake Pointe Investments, Inc. (99%)

(b)	RHC Parkway, Inc.

(c)	North Miami Medical Center, Ltd. – ownership – RHC Parkway, Inc. (85.91%)

Commonwealth Continental Health Care, Inc. (14.09%)

(b)	Saint Vincent Healthcare System, Inc.

(c)	OHM Services, Inc.

(c)	Saint Vincent Hospital, Inc.

(d)	Saint Vincent Hospital, L.L.C.

(b)	Santa Ana Hospital Medical Center, Inc.

(b)	SHL/O Corp.

(b)	Tenet HealthSystem CFMC, Inc.

(b)	Tenet HealthSystem CM, Inc.

(a)	Tenet HealthSystem MW, Inc.

(b)	MW Hospitals, LP, Inc.

(b)	Tenet MetroWest Healthcare System, Limited Partnership – ownership – GP: Tenet HealthSystem MW, Inc.

(79.9%); LP: MW Hospitals LP, Inc. (20.01%)

Tenet HealthSystem International, Inc.

(a)	N.M.E. International (Cayman) Limited (Cayman Islands, B.W.I.)

(b)	HUG Services, Inc. (owned 21.85% by Tenet Healthcare Corporation; 3.23% by Tenet HealthSystem Medical, Inc.;

67.42% by N.M.E. International (Cayman) Limited; and 7.5% by non-Tenet shareholders)

(a)	The Healthcare Insurance Corporation

Tenet Hospitals, Inc.

(a)	Tenet Alabama, Inc.

(b)	Brookwood Primary Network Care, Inc.

(c)	Alabama Women’s Specialists at Brookwood, L.L.C.

(c)	Brookwood – Maternal Fetal Medicine, L.L.C.

(c)	Brookwood Occupational Health Clinic, L.L.C.

(c)	Brookwood Primary Care Cahaba Heights, L.L.C.

(c)	Brookwood Primary Care Hoover, L.L.C.

(c)	Brookwood Primary Care Network – Homewood, L.L.C.

(c)	Brookwood Primary Care The Narrows, L.L.C.

(c)	Brookwood Primary Care – Trussville, L.L.C.

(c)	Brookwood Primary Care – Vestavia, L.L.C.

(c)	Brookwood Urgent Care, L.L.C.

(a)	Tenet California, Inc.

(b)	Anaheim MRI Holding, Inc. (f/k/a USC University Hospital, Inc. & f/k/a Tenet 1500 San Pablo, Inc.)

(b)	California Physicians and Practice Medical Foundation

(b)	Community Hospital of Los Gatos, Inc.

(c)	Los Gatos Multi-Specialty Group, Inc.

(b)	Doctors Hospital of Manteca, Inc.

(b)	Doctors Medical Center of Modesto, Inc.

(c)	Modesto On-Call Services, L.L.C.

(c)	Yosemite Medical Clinic, Inc.

(b)	Garfield Medical Center, Inc.

(b)	JFK Memorial Hospital, Inc.

(c)	SSC Holdings, L.L.C. – ownership –

JFK Memorial Hospital, Inc. (80.4%); Non-Tenet (19.6%)

(d)	Sedona Surgery Center, L.L.C.

(b)	Lakewood Regional Medical Center, Inc.

(b)	Los Alamitos Medical Center, Inc.

(c)	Reagan Street Surgery Center, L.L.C. – ownership – Los Alamitos Medical Center, Inc (51%);

Non-Tenet (49%)

(b)	National Medical Ventures, Inc.

(c)	McHenry Surgery Center Partners, LP – ownership – National Medical Ventures, Inc. (99%);

Tenet California, Inc. (1%)

(b)	Network Management Associates, Inc.

(b)	Placentia-Linda Hospital, Inc.

(c)	Anaheim Hills Medical Imaging, L.L.C.

(b)	San Ramon Regional Medical Center, Inc.

(c)	San Ramon Surgery Center, L.L.C.

(b)	San Ramon ASC, L.P.

(b)	Tenet 2151 Appian Way, Inc. (f/k/a/ Doctors Medical Center-San Pablo/Pinole, Inc.)

(b)	Tenet California Nurse Resources, Inc.

(b)	Tenet California Medical Ventures I, Inc.

(b)	Tenet El Mirador Surgical Center, Inc.

(b)	Tenet HealthSystem Desert, Inc.

(b)	Tenet HealthSystem DFH, Inc.

(b)	Tenet HealthSystem KNC, Inc. (f/k/a Tenet HealthSystem Norris, Inc.)

(b)	Twin Cities Community Hospital, Inc.

(a)	Tenet Florida, Inc.

(b)	Delray Medical Center, Inc.

(b)	Hollywood Medical Center, Inc.

(b)	National Medical Services II, Inc.

(b)	Palmetto Physician Practices, Inc.

(c)	Tenet Florida Physician Services, L.L.C.

(b)	Tenet Hialeah HealthSystem, Inc.

(c)	Hialeah Real Properties, Inc.

(c)	Tenet Hialeah (ASC) HealthSystem, Inc.

(d)	Hialeah Ambulatory Care Center J.V. – ownership – (66.67%)

(d)	Hialeah Ambulatory Care Center, Inc. – ownership – (66.67%)

(b)	Tenet Network Management, Inc.

(b)	West Boca Medical Center, Inc.

(a)	Tenet Georgia, Inc.

(b)	AMC Neurosurgical Associates, L.L.C.

(b)	Gastric Health Institute, L.L.C.

(b)	Jackson Medical Center, L.L.C.

(b)	North Fulton Primary Care Associates, L.L.C.

(b)	North Fulton Regional Medical Center Pro Fee Billing, L.L.C.

(b)	North Fulton Women’s Consultants, L.L.C.

(b)	Rock Bridge Surgical Institute, L.L.C.

(b)	Spalding Regional Physician Services, L.L.C.

(b)	Spalding Regional Urgent Care Center at Heron Bay, L.L.C.

(b)	SouthCare Physicians Group Neurology, L.L.C.

(b)	SouthCare Physicians Group Obstetrics & Gynecology, L.L.C.

(b)	SouthCare Physicians Group Primary Care, L.L.C.

(b)	SouthCare Physicians Group Surgical Specialists, L.L.C.

(b)	South Fulton Regional Medical Center Pro Fee Billing, L.L.C.

(b)	Vascular Surgery Institute, L.L.C.

(a)	Total Health PPO, Inc. – ownership – Tenet Hospitals, Inc (49%); HealthScope (51%)

(a)	Tenet Louisiana, Inc.

(b)	Diagnostic Imaging Services, Inc.

(b)	Meadowcrest Hospital, LLC

(b)	Meadowcrest Multi-Specialty Clinic, L.L.C.

(b)	Tenet 100 Medical Center Slidell, L.L.C.

(b)	Tenet HealthSystem Memorial Medical Center, Inc.

(c)	Tenet Mid-City Medical, LLC

(b)	New Orleans Regional Physician Hospital Organization, Inc. (50% member interest)

(a)	Tenet Missouri, Inc.

(b)	Premier Emergency Physicians, L.L.C.

(b)	Premier Medical Specialists, L.L.C.

(b)	Tenet HealthSystem DI, Inc.

(c)	Alliance for Community Health, LLC (68% member interest)

(c)	Bridgeton Imaging, L.L.C.

(c)	Mid County MRI, LLC (50% member interest)

(c)	St. Louis I Investors, Ltd. (49% LP interest)

(c)	U.S. Center for Sports Medicine, L.L.C.

(a)	Tenet Nebraska, Inc.

(b)	Professional Services of Creighton University Medical Center, L.L.C.

(a)	Tenet North Carolina, Inc.

(b)	Adult Internal Medicine – Tenet North Carolina, L.L.C.

(b)	Cardiology Physicians Corporation, L.L.C.

(b)	Central Carolina Hospital Pro Fee Billing, L.L.C.

(b)	FryeCare Physicians, L.L.C.

(b)	FryeCare Urgent Care, P.L.L.C.

(b)	FryeCare Women’s Services, L.L.C.

(b)	Graystone Family Healthcare – Tenet North Carolina, L.L.C.

(b)	Hallmark Family Physicians – Tenet North Carolina, L.L.C.

(b)	Healthpoint of North Carolina, L.L.C.

(b)	Hickory Family Practice Associates – Tenet North Carolina, L.L.C.

(b)	Parkway Internal Medicine – Tenet North Carolina, L.L.C.

(b)	Southern States Physician Operations, Inc.

(b)	Tenet Claremont Family Medicine, L.L.C.

(b)	Tenet Unifour Urgent Care Center, L.L.C.

(b)	Valdese Family Practice – Tenet North Carolina, L.L.C.

(a)	Tenet Physicians, Inc.

(a)	Tenet South Carolina, Inc.

(b)	East Cooper Coastal Family Physicians, L.L.C.

(b)	East Cooper Coastal Internal Medicine Associates, L.L.C.

(b)	Hilton Head Hospital Pro Fee Billing, L.L.C.

(b)	Hilton Head Regional Healthcare, L.L.C.

(b)	Southern Orthopedics and Sports Medicine, L.L.C.

(b)	Tenet Fort Mill, Inc.

(b)	Tenet South Carolina Gastrointestinal Surgical Specialists, L.L.C.

(b)	Tenet South Carolina Island Medical, L.L.C.

(b)	Tenet South Carolina Mt. Pleasant OB/GYN, L.L.C.

(a)	Tenet Tennessee, Inc.

(b)	Saint Francis Center for Surgical Weight Loss, L.L.C.

(b)	Saint Francis Hospital Inpatient Physicians, L.L.C.

(b)	Saint Francis Hospital Pro Fee Billing, L.L.C.

(b)	Saint Francis Medical Partners, East, L.L.C.

(a)	Tenet Texas, Inc.

(b)	Eastside ASC GP, Inc.

(c)	Eastside Surgery, L.P.

(b)	EPHC, Inc.

(b)	Greater Dallas Healthcare Enterprises

(b)	Greater Northwest Houston Enterprises (f/k/a Greater El Paso Healthcare Enterprises)

(b)	Houston Sunrise Investors, Inc.

(b)	Practice Partners Management, L.P. – ownership – Tenet Texas, Inc. (1%); LP: Tenetsub Texas, Inc. (99%)

(b)	Sierra Providence Healthcare Enterprises, Inc.

(b)	Sierra Providence Health Network, Inc.

(b)	Tenet El Paso, Ltd. – ownership – GP: Tenet Texas, Inc. (1%); LP: Tenetsub Texas, Inc. (99%)

(b)	Tenet HealthSystem Hospitals Dallas, Inc.

(b)	Tenet Hospitals Limited – ownership – GP: Tenet Texas, Inc. (1%); LP: Tenetsub Texas, Inc. (99%)

(c)	PDN, L.L.C.

(c)	Tenet Sun View Imaging, L.L.C.

(b)	Tenet Relocation Services, L.L.C.

(b)	Tenetsub Texas, Inc.

(c)	Tenet Frisco, Ltd. – ownership – GP: Tenet Texas, Inc. (1%); LP: Tenetsub Texas, Inc. (99%)

T.I. Edu, Inc.

(a)	DigitalMed, Inc.

T.I. GPO, Inc.

Wilshire Rental Corp.

(a)	Hitchcock State Street Real Estate, Inc.